                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
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

                          PLYMOUTH RUBBER COMPANY, INC.
                           CANTON, MASSACHUSETTS 02021

                                  ------------

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 2004

                                  ------------

To the Stockholders of

PLYMOUTH RUBBER COMPANY, INC.:

The 2004 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, on April 30, 2004 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1. The election of two directors, to serve for a term of three years; and

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending December 3, 2004.(1)

Only holders of record of the Company's Class A Common Stock at the close of business on March 8, 2004 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

A copy of the Company's annual report for the fiscal year ended November 28, 2003 is included herewith.

                                             By Order of the Board of Directors
                                                    DAVID M. KOZOL, Clerk

Canton, Massachusetts
March 26, 2004

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

--------
(1) Pursuant to Article XI of the Company's By-Laws, as filed with the SEC, the fiscal year of the Company shall be the prior of twelve months ending with and including the last day of November of each calendar year. As a result, if the Company wants fiscal 2004 to end on December 3, 2004, a board vote will be required.

                          PLYMOUTH RUBBER COMPANY, INC.
                                104 REVERE STREET
                           CANTON, MASSACHUSETTS 02021

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                             SOLICITATION OF PROXIES

This Proxy Statement, which is first being mailed to stockholders on or about March 26, 2004, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 30, 2004. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 3, 2004.

The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone, or in person, to request that proxies be furnished.

                  OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $0.01 par value ("Class A Stock"), owned by them of record as of the close of business on March 8, 2004. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting. In addition to the foregoing voting securities, on March 8, 2004, the Company had outstanding 1,248,390 shares of Class B Common Stock, $0.01 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 8, 2004, Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 373,052 shares of the Company's Class B Stock, constituting approximately 29.9% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 70,198 and 1,550 shares, respectively, and the Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 62,219 shares of the Company's Class B Stock, constituting approximately 5.0% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES

The following table sets forth, as of March 8, 2004, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock, the Company's sole class of voting securities:

NAME AND ADDRESS                         NO. OF SHARES                 PERCENT
OF BENEFICIAL OWNER                    BENEFICIALLY OWNED             OF CLASS
-------------------                    ------------------             --------

MAURICE J. HAMILBURG                     470,812(1)                     58.1%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                      464,991(1)                     57.4%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                              432,170(1)(2)                  53.3%
1660 West Street
Mansfield, Massachusetts 02048

HBH Specialists LLC                      101,638(3)                     12.5%
39 Broadway, 32 Floor
New York, NY  10004

DR. IDO E. COLANTUONI                     64,700(4)                      8.0%
P.O. Box 28231
Washington, D.C. 20038

------------------
(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph
    D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based solely on information obtained from an amended Schedule 13G filed with the SEC on June 6, 2002. This form was jointly filed by HBH Specialists LLC, Bear Hunter Holdings LLC; Bear Wagner Specialists LLC; Estate of Emeric Harvey; Jennifer Harvey; HYY Specialists LLC; Pal Bro Partners LLC and Joseph Palmeri. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosure on file with the SEC.

(4) Based on Schedule 13D dated May 8, 1997.

                                 PROPOSAL No. 1

                              ELECTION OF DIRECTORS

The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than five (5) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

The Board of Directors has presently fixed six (6) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, two (2) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

All Class A Stock proxies received by the Company will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years, and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board, if any. To be elected as a director, each nominee must receive the favorable vote of a majority of the votes cast at the meeting.

The Board of Directors recommends a vote in favor of this proposal.

NOMINEES FOR REELECTION AS DIRECTOR

---------------------------------------------------------------------------------------------------------------
                                                                                          SERVED AS    PRESENT
                                                                                          DIRECTOR      TERM
                NAME                             PRINCIPAL OCCUPATION              AGE      SINCE      EXPIRES
---------------------------------------------------------------------------------------------------------------

JOSEPH D. HAMILBURG(1)               Chairman and Co-Chief Executive Officer of    55       1974        2004
                                     the Company

C. GERALD GOLDSMITH(3)               Independent Investor and Financial            75       1998        2004
                                     Consultant

    CONTINUING DIRECTORS
---------------------------------------------------------------------------------------------------------------
                                                                                          SERVED AS    PRESENT
                                                                                          DIRECTOR      TERM
                NAME                             PRINCIPAL OCCUPATION              AGE      SINCE      EXPIRES
---------------------------------------------------------------------------------------------------------------

JANE H. GUY(1)                       President and Treasurer of Alladan Kennels,   52       1989        2005
                                     Inc.

MELVIN L. KEATING(2)                 President of Picasso Properties               57       1989        2005

MAURICE J. HAMILBURG(1)              President and Co-Chief Executive Officer of   57       1974        2006
                                     the Company

DUANE E. WHEELER(2) (3)              Retired Vice President -- Finance and         71       1996        2006
                                     Treasurer of the Company

--------------------------------------------------------------------------------------------------------------
(1) Member of Executive Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

Since 1997, Melvin L. Keating has served as President of Picasso Properties, successor to Kadeca Consulting Corporation ("Kadeca"). Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994 - 1995, Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998, Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980, he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of Fortune Brands, which manufactures and distributes golf equipment. Mr. Wheeler is a graduate of the University of Massachusetts.

C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of American Banknote Corp. He also serves as a member of the board of directors of Innkeepers USA Trust. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV). For personal reasons, Mr. Pendergast has declined to stand for reelection.

                              CORPORATE GOVERNANCE

The Board of Directors of the Company has determined that it is the policy of the Board of the Directors and of the Company to fully comply with the requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), all implementing rules and regulations of the Securities and Exchange Commission ("SEC"), and the listing standards ("Company Guide") of the American Stock Exchange ("Amex") relative to corporate governance.

The Company is a "controlled company" as defined in Section 801 of the Company Guide because more than 50% of our voting power is held by Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy, as disclosed above.

Therefore, the Company is exempt from the requirements of the Company Guide with respect to having (i) a majority of independent directors on the Board, (ii) a compensation committee being composed solely of independent directors, (iii) the compensation of the executive officers being determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and (iv) director nominees being selected or recommended for the Board's selection, either by a majority of the independent directors, or a nominating committee composed solely of independent directors.

Neverthless, a majority of the directors of the Company and all members of the compensation committee of the Company (the "Compensation Committee") are independent.

In accordance with the Sarbanes-Oxley Act and the Company Guide, the Board of Directors and its committees have taken and are also considering taking a number of actions to comply with these new rules. The Board of Directors adopted an amended Audit Committee Charter, which reflects changes required under the Sarbanes-Oxley Act and rules and listing standards adopted thereunder, and established a practice of holding regular executive sessions of non-management directors. The Company expects to adopt a code of conduct (which will include provisions required under Section 406 of the Sarbanes-Oxley Act and the Company Guide) before June 1, 2004.

INDEPENDENT DIRECTORS

The Board has determined that Messrs. Melvin L. Keating, Duane E. Wheeler Edward
H. Pendergast C. Gerald Goldsmith are all "independent" directors, as that term is currently defined in Section 301 of the Sarbanes-Oxley Act, SEC Rule 10A-3 adopted thereunder and Section 121 of the Company Guide and related provisions.

AUDIT COMMITTEE CHARTER

On March 16, 2004, the Board of Directors adopted a revised written charter for the audit committee of the Company (the "Audit Committee") that was designed to comply with the new corporate governance requirements of the Sarbanes-Oxley Act, SEC rules adopted thereunder and the Company Guide. The amended audit committee charter is attached hereto as Exhibit A.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND DIRECTORS

Stockholders may communicate with members of our board of directors by mail addressed to the full board of directors, a specific member of the board of directors or to a particular committee of the board of directors, c/o Plymouth Rubber Company, Inc., 104 Revere Street, Canton, 02021, Massachusetts.

NOMINATION PROCESS

The Board of Directors does not have a standing nominating committee or committee performing similar functions. Nominations of directors are made by our full Board of Directors, as described below.

As a controlled company, the Company Guide does not require the Company to have a formal written charter or board resolution addressing the nomination process.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, and personal integrity and judgment.

Where called for, qualifications for consideration as a nominee may vary according to the expertise being sought as a complement to the existing board composition.

Minimum qualifications also include being able to read and understand fundamental financial statements, having at least ten years of relevant business experience, having no identified conflicts of interest as a prospective director of the Company, and having not been convicted in a criminal proceeding aside from traffic violations during the five years prior to the date of selection.

Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. Finally, directors must have time available to devote to Board activities and to enhance their knowledge of the Company's industry.

The Board retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

PROCESS FOR IDENTIFYING AND EVALUATING CANDIDATES FOR ELECTION TO THE BOARD

Possible nominees to the Board of Directors may be suggested by any director and given to the Chairman of the Board. The Chairman of the Board of Directors, who is also a controlling stockholder, each year recommends a slate of directors to be nominated for election at the annual stockholders' meeting. The Board of Directors approves the slate of nominees.

In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the independence standards set forth in the Sarbanes-Oxley Act, SEC rules adopted thereunder and the Company Guide.

In the case of new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines (i) the level of the candidate's financial expertise, and (ii) whether the candidate meets the independence standards set forth in the Sarbanes-Oxley Act, SEC rules adopted thereunder and the Company Guide.

The Company does not currently employ an executive search firm or pay a fee to any other third party to locate qualified candidates for director positions.

STOCKHOLDER NOMINATIONS OF DIRECTORS

While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

The Company does not have a specific policy regarding stockholder nominations of potential directors, other than through the process described under "Stockholder Proposals for Next Annual Meeting" below.

Accordingly, stockholders may nominate director candidates for consideration by the Board by writing to the Chairman of the Company, c/o Plymouth Rubber Company, Inc., 104 Revere Street, Canton, 02021, Massachusetts. Stockholders must provide the candidate's name, biographical data and qualifications including age, five year employment history with employer names and a description of the employer's business, whether such individual can read and understand fundamental financial statements, other board memberships (if any), and such other information as reasonably available and sufficient to enable the Board to evaluate the minimum qualifications stated above under "Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the Board of Directors will then deliberate.

The Board will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

As of November 27, 2003, the Board of Directors had not received any recommendation for the nomination of a candidate to the Board of Directors by any stockholder or group of stockholders that at such time held more than 5% of the Company's voting stock for at least one year.

DIRECTOR ATTENDANCE AND MEETINGS

Directors are expected to attend the annual meeting of stockholders, but the Company does not have a formal written policy with respect to director attendance at annual meetings. Eight (8) members of the Board of Directors attended the annual meeting of stockholders held on April 25, 2003.

During fiscal year 2003, the Board of Directors held seven meetings. Each director attended in person or by teleconference at least 75% of the meetings.

DIRECTOR COMPENSATION

All directors were paid $750 for each meeting attended, or $375 for each meeting attended by teleconference. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's non-employee directors received an annual fee of $8,000.

COMMITTEES - MEMBERSHIP AND ATTENDANCE

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors," but not a Nominating Committee.

The information below with respect to attendance at committee meetings reflects the attendance of the members at the time of each meeting.

THE EXECUTIVE COMMITTEE

The role of the Executive Committee is to exercise, between meetings of the Board of Directors, the executive, administrative, managerial and supervisory powers and authority of and in the Company, subject always to the paramount authority, of the Board of Directors, and except as any such shall have been delegated to others by the By-Laws, or by the Board of Directors. The Executive Committee held no meetings in fiscal 2003.

THE COMPENSATION COMMITTEE

The Compensation Committee, the role of which is described in its report contained elsewhere in this proxy statement under the heading "The Board Compensation Committee Report," held three meeting during the past year. Each director attended in person or by teleconference at least 75% of the meetings. The Compensation Committee also serves as the Committee administering the Company's 2002 Stock Incentive Option Plan.

THE AUDIT COMMITTEE

The Audit Committee is directly responsible for the selection, appointment, retention, compensation and oversight of the Company's independent accountants, including the pre-approval of both audit and non-audit services (including fees and other terms), and the resolution of disagreements between management and the auditors regarding financial reporting, accounting, internal controls, auditing or other matters.

The Audit Committee held four meetings during the past year. Each director attended in person or by teleconference at least 75% of the meetings.

AUDIT COMMITTEE FINANCIAL EXPERT AND AMEX REQUIREMENTS

The Board of Directors has determined that while none of the Audit Committee members is an "audit committee financial expert" as defined in the rules adopted by the SEC, all members of the Audit Committee are financially sophisticated as such term is currently used in the Company Guide. Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditors' independence. Our Board also concluded that the ability of the Audit Committee, as constituted, to perform its duties would not be impaired by the absence of an "audit committee financial expert."

               CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Board of Directors has among its separate committees, a Compensation Committee, which is comprised of two Directors: Mr. C. Gerald Goldsmith, and Mr. Duane E. Wheeler.

THE BOARD COMPENSATION COMMITTEE REPORT

The Company administers executive compensation through its Compensation Committee, which is comprised of two Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and
(vi) generally, all matters relating to officer and other key employee compensation.

         Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total of salary, stock options, and bonus. The Compensation Committee uses its discretion, experience and business judgment in setting executive compensation.

         Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus and/or a stock option grant. In establishing the Co-CEOs' compensation, the Compensation Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its decision using its best judgment. The Compensation Committee establishes the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

         Toward the end of the first quarter of fiscal 2001, the Co-CEOs presented to the Compensation Committee a proposal calling for temporary salary reductions for all salaried employees, as part of a program intended to cut expenses in the midst of the general economic downturn. Under this program, beginning in April 2001, the Co-CEOs reduced their salaries by 15%, while other employees received pay cuts of 5%, 7.5% or 10%, depending on their level of compensation. While the salary reductions for all other employees were ended on or about 9/1/01 or 2/1/02, the Co-CEOs kept their reductions in effect until May 1, 2003. However, in late summer of 2003, the Co-CEOs presented another proposal to the Compensation Committee as a renewed measure to cut corporate expenses calling for pay cuts for all of the Company's domestic employees ranging from 7.5% to 12.5%, and for a 15% reduction in the Co-CEO's salaries. All of these reductions were implemented on August 1, 2003, and now remain in effect. The Co-CEOs also requested that neither of them receive any bonus for fiscal 2003. The Compensation Committee, which evaluate the award of any bonus to each of the Co-CEO's using its discretion and business judgement, acquiesced in this request, and thus for fiscal 2003, no bonus was awarded to either of the Co-CEOs.

         In addition, the Compensation Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Compensation Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. For fiscal 2003, no bonus was awarded to any of the Executive Officers.

         The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to a bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. In addition to the factors described above, the Compensation Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, no Incentive Stock Options were awarded to employees in fiscal 2003. Options granted to each of the co-chief executive officers, and each of the three most highly compensated officers are included in the stock options table in this proxy.

         The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

         In the Compensation Committee's opinion, the Company's executives are appropriately compensated.

                                           Respectfully Submitted,
                                           Compensation Committee

                                           By: C. GERALD GOLDSMITH, CHAIR
                                               DUANE E. WHEELER

                             EXECUTIVE COMPENSATION

General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's Co-Chief Executive Officers and the three most highly compensated executive officers for the most recent three fiscal years.

                                                                          SUMMARY COMPENSATION TABLE
                                      --------------------------------------------------------------------------------------------
                                                                                           LONG TERM COMPENSATION
                                                                                       -----------------------------
                                            ANNUAL COMPENSATION                        AWARDS                PAYOUTS
                                      -------------------------------------------------------------------------------
                                                                                     (# OF SHARES)
                                                                                   -------------------
                                                                     OTHER         RESTRICTED                           ALL
                                                                     ANNUAL          STOCK    OPTIONS/     LTIP         OTHER
     NAME      PRINCIPAL POSITION    YEAR  SALARY $  BONUS $    COMPENSATION $(1)    AWARDS    SARS       PAYOUTS   COMPENSATION(2)
----------------------------------------------------------------------------------------------------------------------------------

M. J. Hamilburg  President and
                 Co-Chief           2003    244,074      -          4,054                -       -            -              -
                 Executive          2002    233,760      -          3,992                -       -            -           16,029
                 Officer            2001    251,628      -          3,786                -       -            -           16,043

J. D. Hamilburg  Chairman and Co-   2003    244.074      -          2,170                -       -            -              -
                 Chief Executive    2002    233,760      -          2,134                -       -            -           13,408
                 Officer            2001    251,628      -          2,382                -       -            -           11,782

A. I.            Vice President     2003    178,985      -            -                  -       -            -              -
Eisenberg
                 Sales and          2002    181,754      -            -                  -       -            -              -
                 Marketing          2001    161,753      -            -                  -       -            -              -

S. S. Leppo      Vice President     2003    160,652      -            -                  -       -            -              -
                 Research and       2002    159,300      -            -                  -       -            -              -
                 Development        2001    152,550      -            -                  -       -            -              -

J. Berns         Vice President     2003    126,028      -            -                  -       -            -              -
                 Finance and        2002    128,030      -            -                  -       -            -              -
                 Treasurer          2001    123,655      -            -                  -       -            -              -

---------------
(1) Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $402 and $3,652 in
    2003, $683 and $3,309 in 2002, and $961 and $2,825 in 2001, respectively, for Mr. Maurice J. Hamilburg. In addition, other annual compensation includes the interest on a loan from the Company and life insurance premiums of $ 402 and $1,768 in 2003,
    $683 and $1,451 in 2002, and $961 and $1,421 in 2001, respectively, for Mr. Joseph D. Hamilburg.
(2) Other compensation includes the allocated cost of non life insurance portion of split dollar premiums paid of $30,047 and
    $23,441 in 2002 by the Company for Mr. Maurice J. Hamilburg and for Mr. Joseph D. Hamilburg.

Stock Options.  The following table shows the value of unexercised options.

                                       OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
                     AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE

                                                                                                              VALUE OF
                                                                                             NUMBER OF       UNEXERCISED
                                                                                            UNEXERCISED     IN-THE-MONEY
                                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                                           AT FY-END (#)    AT FY-END ($)
                                                     SHARES ACQUIRED         VALUE          EXERCISABLE/    EXERCISABLE/
                         NAME                        ON EXERCISE (#)      REALIZED ($)     UNEXERCISABLE    UNEXERCISABLE
                         ----                        ---------------      ------------     -------------    -------------
 Maurice J. Hamilburg .............................         -                  -               40,000             -
                                                            -                  -               25,000             -
 Joseph D. Hamilburg ..............................         -                  -               30,000             -
                                                            -                  -               15,000             -
 Alan I. Eisenberg ................................         -                  -               27,000             -
                                                            -                  -               10,500             -
 Sheldon S. Leppo .................................         -                  -               25,000             -
                                                            -                  -                8,500             -
 Joseph J. Berns ..................................         -                  -               23,000             -
                                                            -                  -                2,000             -


There were no unexercised options which were in the money at November 28, 2003.

Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                         AND THE AMEX MARKET VALUE INDEX

              Plymouth       Plymouth                      Amex Market
              -Class A       -Class B        S&P 500       Value Index
--------------------------------------------------------------------------------
11/98          100.00         100.00         100.00         100.00
11/99          128.85         104.85         120.90         146.84
11/00           91.35          46.60         115.80         140.36
11/01           18.46          15.53         101.64         120.44
11/02           21.54          13.98          84.86         107.36
11/03           23.08           4.66          97.66         135.43

* $100 INVESTED ON 11/30/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING NOVEMBER 30.

Note to Graph Above: Assumes $100 invested on November 30, 1998 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS

The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

The pension plan for salaried employees, established in 1980, is Company- funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996, the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of November 28, 2003 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

                                               Estimated Annual
       Name                                    Benefits Upon Retirement (1)
       ----                                    ----------------------------

MAURICE J. HAMILBURG .............................     $ 3,750
ALAN I. EISENBERG ................................       1,500
SHELDON S. LEPPO .................................       5,850
7 Executive Officers as a Group ..................      14,850

------------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS

The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended November 28, 2003, Ms. Guy was paid $56,400 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                   Shares
                                                Beneficially
                                                  Owned on          Percent of
 Name                        Title of Class       3/8/04(*)           Class
 -----                       --------------     -------------       ----------

JANE H. GUY                  Class A Common      432,170(1)(2)         53.3%
                             Class B Common      381,169(1)(3)         30.5%

JOSEPH D. HAMILBURG          Class A Common      464,991(2)            57.4%
                             Class B Common      481,821(3)            38.6%

MAURICE J. HAMILBURG         Class A Common      470,812(2)(4)(5)      58.1%
                             Class B Common      570,762(3)(4)(5)      45.7%

C. GERALD GOLDSMITH          Class B Common        8,000(8)             0.6%

MELVIN L. KEATING            Class B Common       15,562(8)             1.2%

EDWARD H. PENDERGAST         Class B Common       15,362(8)             1.2%

DUANE E. WHEELER             Class B Common       26,069(8)             2.1%

13 Officers and Directors    Class A Common      472,707(6)            58.3%
as a Group                   Class B Common      841,679(7)            67.4%

-------------
(*) Beneficial ownership is direct, unless otherwise noted.

(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly; 8,000 of the shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same;, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,365 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 1,315 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

    (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;
    (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;
    (iii)  249,404 shares (30.8%) beneficially owned by a trust of which Joseph
           D. Hamilburg and Maurice J. Hamilburg are Trustees and of which Jane
           H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;
    (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;
    (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries;
    (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;
    (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;
    (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;
    (ix)   25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;
    (x)    25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;
    (xi)   18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg 19,971 shares (2.5%) not covered by the Voting Trust are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees; and 12,000 shares (1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 1,550 of the shares shown as owned by Joseph D. Hamilburg; 45,000 of the shares shown as owned by Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 70,198 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; 65,000 of the shares shown as owned by Maurice J. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 373,052 (29.9%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

    (i) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;
    (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;
    (iii) 220,794 shares (17.7%) beneficially owned by a trust of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;
    (iv) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;
    (v) 659 shares (.1%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;
    (vi) 21,247 shares (1.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;
    (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of the late Phyllis B. Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.
    (viii) 26,863 shares (2.2%) beneficially owned by Maurice J. Hamilburg; (ix) 33,499 shares (2.7%) beneficially owned by Joseph D. Hamilburg; (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;
    (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;
    (xii) 10,646 shares (.9%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 17,799 shares (1.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 44,420 shares (3.6%) are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class
    B Stock owned by Mr. Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr. Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M. Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy have advised that they intend to vote the shares with respect to which they possess voting power (470,812 shares-58.1%) in favor of the nominees for directors, and in favor of PricewaterhouseCoopers LLP as auditors. Accordingly, passage of these proposals, respectively, is assured.

(7) Includes as beneficially owned an aggregate of 262,400 shares subject to presently exercisable options for the purchase of said number of shares.

(8) Includes as beneficially owned by C. Gerald Goldsmith, Melvin L.
    Keating, Edward D. Pendergast and Duane E. Wheeler 8,000 shares subject to presently exercisable options to purchase same.

STOCK OPTIONS

The Company has in effect four stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be.

The first such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described herein below) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of November 28, 2003 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 65,195 options have been exercised, and 164,074 options were cancelled and 30,607 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

The second such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Employee Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one- quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. As of November 28, 2003 options for the purchase of a total of 324,858 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $1.25 to $7.49, and 93,600 options were cancelled, and 231,258 options were exercisable.

The third such stock purchase program is the Company's 2002 Stock Incentive Option Plan ("the 2002"), adopted and approved by the Company's shareholders in 2002. Pursuant to the 2002 Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. As of November 28, 2003 options for the purchase of a total of 183,300 shares under the 2002 Plan have been granted, with exercise prices that range from $0.75 to $0.83, and 1,500 options were cancelled, and 90,900 options were exercisable.

The fourth such stock purchase program is the Company's 2002 Non-Employee Directors' Stock Option Plan (the "2002 Director Plan"), adopted and approved by the Company's shareholders in 2003. Pursuant to the 2002 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 180,000 shares, of the Company's Class B Common Stock, $0.01 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 2002 Director Plan provides for an automatic grant of an option to purchase 12,000 shares to each current non-employee director upon approval by the shareholders at the 2003 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 2003, no options were granted to non-employee Directors. As of November 28, 2003, options for the purchase of a total of 72,000 shares under the 2002 Director Plan have been granted, with exercise prices of $0.90, and 12,000 options were cancelled, and 24,000 options were exercisable.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth a summary of the Company's equity compensation plans as of November 28, 2003. Details of the plans are discussed in Note 7 to the Consolidated Financial Statements set forth in the Company's annual report on Form 10-K filed with the SEC on February 26, 2004.

---------------------------------------------------------------------------------------------------------------------
Plan Category                     Number of securities          Weighed average exercise     Number of securities
                                  issued upon exercise of       price of  outstanding        remaining available for
                                  outstanding options           options                      future issuance
---------------------------------------------------------------------------------------------------------------------
Stock option plans  approved by   515,665                       $1.99                        294,942
shareholders
---------------------------------------------------------------------------------------------------------------------
Stock option plans subject  to         --                       $  --                             --
shareholder approval.
---------------------------------------------------------------------------------------------------------------------
Total                             515,665                       $1.99                        294,942
---------------------------------------------------------------------------------------------------------------------

THE AUDIT COMMITTEE REPORT

The Company's Board of Directors has among its separate committees, an Audit Committee, which is comprised of three Directors: Mr. Melvin L. Keating (the Chair of the Committee), Mr. Duane E Wheeler, and Mr. Edward H. Pendergast, CPA, all of whom are non-employee Directors. Each member of the Audit committee complies with the Sarbanes-Oxley Act independence requirements and Amex financial literacy and independence requirements. The Audit Committee operates under a written charter adopted by the Board of Directors, setting forth the Audit Committee's responsibilities and authority.

The Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management and PricewaterhouseCoopers LLP (the Company's independent accountants), reviewing and discussing the audited financial statements with management; and has reviewed and discussed the consolidated financial statements with management and the independent accountants.

The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as currently in effect, and the Audit Committee has discussed with the independent accountants that firm's independence.

The Audit Committee has also received confirmations from management with respect to non-audit consulting services and has considered whether the provision of these services by the independent accountants to the Company is compatible with maintaining the independence of the accountants.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 28, 2003, for filing with the SEC.

The Audit Committee also considered whether the independent auditor's provision of non-audit services in the last fiscal year was compatible with applicable independence standards.

                                             Respectfully Submitted
                                             Audit Committee


                                             By: Melvin L. Keating, Chair
                                                 Duane E. Wheeler
                                                 Edward H. Pendergast

PRINCIPAL ACCOUNTING FEES AND SERVICES

Aggregate fees accrued by Plymouth Rubber Company, Inc. and its subsidiaries, during the fiscal years ending November 28, 2003 and November 29, 2002 by their principal accounting firm, PricewaterhouseCoopers LLP and their respective affiliates, are set forth below.

                                         November 28, 2003   November 29, 2002
Audit Fees (1).........................    $     234,902       $     238,593
Audit Related Fees (2).................               --                  --
Tax Fees (3)...........................           60,746              61,937
All Other Fees (4).....................               --                  --
                                           -------------       -------------
Total aggregate fees (4)...............    $     295,646       $     300,530
                                           =============       =============
--------------------
(1) Includes the aggregate fees for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with in connection with statutory and regulatory filings or engagements for those two years.

(2) Includes the aggregate fees for each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review the Company's financial statements. Services included in this category include audits of benefit plans, due diligence for possible acquisitions and consultation pertaining to new and proposed financial accounting and reporting standards.

(3) Includes the aggregate fees in each of the last two years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning.

(4) Includes the aggregate fees in each of the last two fiscal years for products and services provided by other than the services reported as "Audit Fees", "Audit-Related Fees" or "Tax Fees".

                                 PROPOSAL NO. 2

                         RATIFICATION OF THE APPOINTMENT
                    OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS

PricewaterhouseCoopers LLP currently serves as the Company's independent accountants, and that firm conducted the audit of the Company's financial statements for fiscal year 2003.

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent accountants to conduct an audit of the Company's consolidated financial statements for fiscal year 2004.

Appointment of the Company's independent accountants is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice, which the Board of Directors is doing.

If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to the Company's stockholders.

Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent accountants at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year.

The Board of Directors recommends a vote in favor of this proposal.

PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he/she desires to do so and who will be available to respond to appropriate questions.

                                     GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2004 Annual Meeting must be received by the Company, for its consideration, on or before November 29, 2004.

OTHER MATTERS

Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

Stockholders are urged to vote and send in their proxies without delay.

ADDITIONAL INFORMATION AVAILABLE

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 28, 2003 is being furnished to each shareholder of record as of March 8, 2004 together with this proxy statement.

                                                   PLYMOUTH RUBBER COMPANY, INC.


March 26, 2004

                                                                       EXHIBIT A

                          PLYMOUTH RUBBER COMPANY, INC.
                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER

             As approved by the Board of Directors on March 16, 2004

          This charter (the "Charter") states the authority and responsibilities of the audit committee (the "Committee") of Plymouth Rubber Company, Inc. (the "Company").

         1. Purpose. The purpose of the Committee established pursuant to this Charter is to monitor the financial and accounting reporting processes of the Company and the audits of the Company's financial statements, to provide to the Board of the Company recommendations derived therefrom, to propose to the Board improvements made or to be made in internal accounting controls, to appoint independent auditors to the Board and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

         2. Membership and Qualifications. The Committee will consist of at least three members of the Board. Each member of the Committee must meet the independence, financial literacy and other requirements of applicable law, including those set forth in the Company Guide or the listing standards of any other stock exchange or market system on which the Company's securities are listed or traded.

         3. Appointment. Each member of the Committee will be appointed by, and serve at the discretion of, the Board. The Board may appoint a chairperson of the Committee, who will also serve at the discretion of the Board. If the Board will not have appointed a chairperson, the Committee may appoint one of its number to serve as chairperson, who will also serve at the discretion of the Committee.

         4. Compensation. No member of the Committee may receive directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof for service other than as a member of the Board or any committees of the Board, unless otherwise provided under applicable law, the Company Guide or the listing standards of any other stock exchange or market system on which the Company's securities are listed or traded.

         5. Meetings. The Committee will meet as often as it determines, but at least on a quarterly basis. The Committee shall meet separately with the Co-Chief Executive Officers and Chief Financial Officer of the Company, and such other officers as the Committee deems necessary, at least annually to review the financial affairs of the Company.

         6. Procedures. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report. The Committee is authorized, by a majority vote or unanimous written consent of its members, to adopt its own rules of procedure in accordance with applicable law and the Company's by-laws, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof. Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee will be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

         7. Responsibilities. The Committee shall have the following duties and responsibilities:

         a) Selecting, appointing, and retaining the independent auditors, who shall report directly to the Committee;

         b) Determining the scope of services to be provided by the independent auditors, pre-approving all audit and non-audit services (including fees and other terms), overseeing the work performed by the independent auditors and determining the compensation of the independent auditors;

         c) Resolving disagreements between the independent auditors and management regarding financial reporting and establishing procedures for such review, and receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

         d) Ensuring that the independent auditors provide a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent auditors the independent auditors' independence, including actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors;

         e) Ensuring that the independent auditors provide satisfactory assurance and documentation regarding their compliance with applicable law, including Title II of the Sarbanes-Oxley Act of 2002 ("SOXA") and the rules promulgated thereunder;

         f) Preparing the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement;

         g) Reviewing and discussing the audited financial statements with management and the independent auditors, the Company's quarterly earning press-releases, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K containing financial statements before they are filed with the SEC;

         h) Reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

         i) Reviewing, on a continuing basis, the activities, organizational structure and qualifications of the Company's internal audit function, if any, to the extent that the size and operations of the Company warrant this function;

         j) Conducting a post-audit review of the audited financial statements and discussing such statements with management and the independent auditors; conducting a post-audit review of the audit findings (including any significant suggestions for improvements provided to management by the independent auditors), the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable SEC regulations; discussing with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as may be supplemented or modified;

         k) Reviewing and making determinations regarding any waiver of a provision of any code of conduct and ethics applicable to all directors, officers and employees, as may be adopted by the Company, to the extent such waiver may apply to the Company's Co-Chief Executive Officers, Chairman, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, as required by applicable law, the Company Guide or the listing standards of any other stock exchange or market system on which the Company's securities are listed or traded;

         l) Reviewing, in conjunction with inside or independent counsel, any legal matters that could have a significant impact on the Company's financial statements;

         m) Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

         n) Instituting, if necessary, special investigations on matters within its purview, and, if appropriate, hiring special counsel or experts to assist;

         o) Reviewing with senior management and the independent auditors the Company's accounting and financial personnel; and

         p) Performing other functions as may be requested and/or delegated by the Board, including acting as a Qualified Legal Compliance Committee under SEC rules, or as required by applicable law.

         8. Complaints. The Committee will establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         9. Authority to Engage Advisors. The Committee has the authority to retain, at the Company's expense and without further approval from the Board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

         10. Funding. The Committee will determine and obtain from the Company appropriate funding, for payment of: (i) compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the committee in accordance with Section 9 of this Charter; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         11. Approval of Related-Party Transactions. The Committee will have the sole authority to approve transactions that may involve actual or apparent conflicts of interest.

         12. Limitation on Committee Responsibility. In adopting this Charter, the Board acknowledges that it is not the responsibility of the Committee to prepare the Company's financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company's independent auditors.

           13. Annual Review. The Committee will, on an annual basis, review and assess the adequacy of the Charter and, to the extent the Committee will deem appropriate, recommend to the Board any changes that would enable the Committee to fulfill its responsibilities more effectively.

                                      * * *

                         PLYMOUTH RUBBER COMPANY, INC.

        CLASS A PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 30, 2004

The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 30, 2004 at 9:00 a.m. at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEM 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                 ANNUAL MEETING OF STOCKHOLDERS OF

                                                   PLYMOUTH RUBBER COMPANY, INC.

                                                          April 30, 2004

                                                    Please date, sign and mail
                                                      your proxy card in the
                                                     envelope provided as soon
                                                           as possible.

                           \/ Please detach along perforated line and mail in the envelope provided. \/

----------------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   FOR   AGAINST   ABSTAIN
1. Election of Directors: To serve for a term of          2. Ratification of the selection of      [ ]     [ ]       [ ]
   three (3) years:                                          Pricewaterhouse Coopers LLP as
                                                             the Company's auditors for the
                        NOMINEES:                            fiscal year ending December 3, 2004.
[ ] FOR ALL NOMINEES    O Joseph D. Hamilburg
                        O C. Gerald Goldsmith             3. The transaction of such other
[ ] WITHHOLD AUTHORITY                                       business as may properly be brought
    FOR ALL NOMINEES                                         before the meeting or any adjournment
                                                             thereof.
[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ()

To change the address on your account, please   [ ]
check the box at right and indicate your new
address in the address space above. Please
note that changes to the registered name(s)
on the account may not be submitted via this
method.

Signature of Stockholder _______________________ Date: ________ Signature of Stockholder ___________________ Date: ___________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.